Exhibit 99.2

     NEWALLIANCE BANCSHARES, INC.

     December 8, 2006

Dear Westbank Corporation Shareholder:

In connection with the merger of Westbank Corporation (“WBKC”) with and into NewAlliance Bancshares, Inc. (“NewAlliance”), you have the opportunity to elect whether you prefer to receive shares of NewAlliance common stock or cash in exchange for your shares of WBKC common stock. This election will be effective only upon the consummation of the merger, which is expected to occur on or about January 2, 2007. A complete description of the merger and the election and proration procedures is included in the Proxy Statement-Prospectus, dated November 3, 2006 (the “Proxy Statement”), which was provided to you previously in connection with WBKC’s special meeting of shareholders to be held on December 13, 2006.

Enclosed is an Election Form and Letter of Transmittal and related documents. Please complete, sign and return the Election Form and Letter of Transmittal, with all of your WBKC stock certificates, to NewAlliance’s exchange agent, American Stock Transfer & Trust Company (the “Exchange Agent”), in order to make an election. In addition, enclosed is an Election and Transmittal Information Booklet for your reference. Please use the enclosed envelope to return your Election Form and Letter of Transmittal and your stock certificates. Do not send your stock certificates to WBKC or NewAlliance.

In order for your election to be effective, the Exchange Agent must receive your Election Form and Letter of Transmittal, together with your WBKC stock certificates, no later than the Election Deadline of 5:00 p.m., New York time, on January 2, 2007. Please follow the instructions provided with the Election Form and Letter of Transmittal carefully.

If you do not surrender your WBKC stock certificates with the Election Form and Letter of Transmittal, the Exchange Agent will send you additional forms for the surrender of your WBKC stock certificates after consummation of the merger, and you will be deemed not to have made an election of either cash or stock, and an allocation of cash and/or shares of NewAlliance stock will be made to you subject to the proration procedures contained in the merger agreement. If you choose to make an election, please note that (i) you may revoke your election any time prior to the Election Deadline by following the instructions provided with the Election Form and Letter of Transmittal and (ii) the merger may not close for some time after the Election Deadline and during that period you will not be able to trade your stock.

The Proxy Statement contains important information about the merger, your election rights and the allocation of cash and shares of NewAlliance common stock in the merger, so please read the Proxy Statement carefully before making your election by completing the Election Form and Letter of Transmittal.

If you have any questions regarding the election materials, please call Morrow & Co., Inc., WBKC’s information agent, at 1-800-607-0088.

Peyton R. Patterson
Chairman, President and Chief Executive Officer

Time is Critical.	Please Complete and Return Promptly

ELECTION FORM AND LETTER OF TRANSMITTAL
To accompany certificates of common stock, par value $2.00 per share, of Westbank Corporation
ELECTION DEADLINE IS 5:00 P.M., NEW YORK TIME, ON JANUARY 2, 2007
          If your Westbank Corporation Certificate(s) has been lost, stolen, misplaced or mutilated contact Robert Gibowicz, at (413) 747-1475, or Elaine Bourbonnaise, at (413) 747-1470, of Westbank’s Trust Department. See Instruction 3, page 9.

PLEASE RETURN IN THE ACCOMPANYING ENVELOPE OR SEND BY OVERNIGHT DELIVERY
Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 5. Mail or send by overnight delivery service this Election Form and Letter of Transmittal, together with the certificate(s) described below representing your shares, to the Exchange Agent:

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Operations Center
Attn: Reorganization Department	Attn: Reorganization Department
P.O. Box 2042	6201 15th Avenue
New York, New York 10272-2042	Brooklyn, New York 11219

For Information Call (800) 607-0088
           Pursuant to the terms of the Agreement and Plan of Merger, dated as of July 18, 2006 (the “Merger Agreement”), by and among NewAlliance Bancshares, Inc. (“NewAlliance”), NewAlliance Bank, Westbank corporation (“WBKC”) and Westbank, upon consummation of the merger of WBKC with and into NewAlliance, each WBKC shareholder will have the opportunity to elect to receive (i) all cash, (ii) all NewAlliance common stock or (iii) a combination of cash and NewAlliance common stock in exchange for their WBKC shares. Subject to the proration procedures in the Merger Agreement, WBKC shareholders are being given the opportunity to elect the form of consideration to be received in the merger. For a full discussion of the merger and the effect of this election, see the Proxy Statement-Prospectus, dated November 3, 2006.

This election governs the consideration that you, as a shareholder of WBKC, will receive if the merger is consummated. This election may also affect the income tax treatment of the consideration that you receive.

DESCRIPTION OF WESTBANK CORPORATION SHARES SURRENDERED
Names(s) and Address of Registered Holder(s) Please correct details if incorrect or fill in, if blank) Please ensure name(s) appear(s) exactly as on Certificate)	Certificate No(s)	Number of Shares

TOTAL SHARES

Complete the box below to make an election (1) to have all or a requested percentage of your shares of WBKC common stock converted into the right to receive NewAlliance common stock as described below (a “Stock Election”) with the balance of your shares of WBKC common stock converted into the right to receive $23.00 (a “Cash Election”), or (2) to indicate that you make a no preference election. If the “NO PREFERENCE ELECTION” box is checked, if no box is checked, or if you check the Stock Election Percentage box and fail to fill in a percentage, you will be deemed to have made a “No Preference Election” for all of your shares, subject to the proration procedures in the Merger Agreement.

ELECTION

I hereby elect to receive the following as consideration for my shares of WBKC common stock:
(check only one box, fill in a percentage if you check the first box; you may choose any percentage from and including 100% to and including 0%. If you choose an amount less than 100%, you will be electing that the balance of your shares will be converted to $23.00 cash per share.)

☐	STOCK PERCENTAGE ELECTION - _____________% of the WBKC shares of common stock converted into NewAlliance common stock, subject to the proration procedures in the Merger Agreement, as follows:

•	If NewAlliance’s average stock price (determined over twenty (20) business days immediately prior to receiving the last regulatory approval of the merger) is greater than $14.70 per share, each share of WBKC common stock will be converted into 1.5646 shares of NewAlliance common stock;

•	If NewAlliance’s average stock price is between $14.70 per share and $13.30 per share, each share of WBKC common stock will be converted into $23.00 of NewAlliance common stock; or

•	If NewAlliance’s average stock price is less than $13.30 per share, each share of WBKC common stock will be converted into 1.7293 shares of NewAlliance common stock.

No fractional shares will be issued and you will receive a cash payment in lieu of fractional shares.

CASH PERCENTAGE – Each share of your WBKC common stock not included in the percentage elected above for conversion to NewAlliance common stock will be converted into a cash payment of $23.00 per share, subject to the proration procedures in the Merger Agreement.

☐	NO PREFERENCE ELECTION – Each share of WBKC common stock converted into NewAlliance common stock and/or a cash payment of $23.00 per share, subject to the proration procedures in the Merger Agreement.

You will be deemed to have made a “NO PREFERENCE ELECTION” if,

A.	You check “No Preference Election,” no choice is indicated above or you check “Stock Percentage Election” and fail to fill in a percentage;

B.	You fail to follow the instructions on this “Election Form and Letter of Transmittal” or otherwise fail properly to make an election; or

C.	A completed “Election Form and Letter of Transmittal,” together with your WBKC share certificate(s), is not actually received by the Election Deadline.

               The Merger Agreement provides that 50% of the outstanding shares of WBKC common stock will be exchanged for stock and 50% of the outstanding shares of WBKC common stock will be exchanged for cash. When the elections of all WBKC shareholders have been received, NewAlliance will determine the exact amount of cash and/or shares of NewAlliance common stock to be distributed to WBKC shareholders based on their election choices and the proration procedures described in the Merger Agreement and Proxy Statement. NewAlliance will attempt to comply with the election requests of WBKC shareholders. However, if shareholders elect that more than 50% of the outstanding shares of WBKC common stock receive cash, the aggregate number of shares of WBKC common stock that will be exchanged for cash will be reduced to 50% on a pro rata basis. If shareholders owning more than 50% of the outstanding shares of WBKC common stock elect to receive shares of NewAlliance common stock, the aggregate number of shares of WBKC common stock that will be exchanged for NewAlliance common stock will be reduced to 50% on a pro rata basis.

                To be effective, this Election Form and Letter of Transmittal must be properly completed, signed and delivered to the Exchange Agent, together with the certificates representing your WBKC shares, at the address above prior to 5:00 P.M., New York Time, on January 2, 2007. Do not send this document or your WBKC stock certificates to WBKC or NewAlliance.

The undersigned represents that I (we) have full authority to surrender the certificate(s) for exchange without restriction. Please issue the new certificate and check in the name shown above to the above address unless instructions are given in the boxes below.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS
Complete ONLY if the new certificate and check are to be issued in a name which differs from the name on the surrendered certificate(s).
Issue to:

Name(s):  ____________________________________________________________
Address: _____________________________________________________________
____________________________________________________________________
(See Instruction 7)
SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS
Complete ONLY if the new certificate and check are to be mailed to some address other than the address reflected above.
Mail to:

Name(s):  ____________________________________________________________
Address: _____________________________________________________________
____________________________________________________________________
(See Instruction 8)

REGISTERED HOLDER(S) MUST SIGN IN THE BOX BELOW

SIGNATURE(S) REQUIRED Signature of Registered Holder(s) or Agent
Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate. If signature is by a trustee, executor, administrator, guardian, Attorney-in-fact, officer for a corporation in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 6 and 7.

Registered Holder

Registered Holder

Title, if any

Important: Area Code/Phone No. __________________________________________________
SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 7.
Unless the shares were tendered by the registered holder(s) of the common stock, or for the account of a member of a “Signature Guarantee Program”, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program (an “Eligible Institution”), your signature(s) must be guaranteed by an Eligible Institution.

Authorized Signature

Name of Firm

Address of Firm – Please Print

Also: Sign and provide your tax ID number on the Substitute Form W-9 provided herein on page 10.

TO SHAREHOLDERS OF WESTBANK CORPORATION

ELECTION AND TRANSMITTAL INFORMATION BOOKLET

This information booklet from NewAlliance Bancshares, Inc. (“NewAlliance”) is provided to shareholders of Westbank Corporation (“WBKC”). It answers frequently asked questions, briefly describes your options and provides information and instructions on how to make your election and submit your WBKC stock certificates. We urge you to read the instructions to the enclosed “Election Form and Letter of Transmittal” carefully and review the Frequently Asked Questions below, as well as the Proxy Statement-Prospectus, dated November 3, 2006 (the “Proxy Statement”), which you received previously in connection with WBKC’s special meeting of shareholders to be held on December 13, 2006. After reviewing this material, please complete the “Election Form and Letter of Transmittal” and send it in the enclosed envelope to NewAlliance’s Exchange Agent, American Stock Transfer & Trust Company (the “Exchange Agent”). If you have additional questions after reading this material, you should contact Morrow & Co., Inc., WBKC’s information agent at (800) 607-0088.

The deadline for receipt of your “Election Form and Letter of Transmittal” is 5:00 p.m., New York time, on January 2, 2007 (the “Election Deadline”). We anticipate that the merger will also occur on or about January 2, 2007 (the “Effective Date”).

FREQUENTLY ASKED QUESTIONS

1.         Why have I been sent an “Election Form and Letter of Transmittal”?

On December 13, 2006, the shareholders of WBKC are expected to consider approval of the Agreement and Plan of Merger, dated July 18, 2006, by and among NewAlliance, NewAlliance Bank, WBKC, and Westbank (the “Merger Agreement”), a copy of which is attached as Appendix A to the Proxy Statement. Under the Merger Agreement, you, as a WBKC shareholder, have the option to elect to receive (i) all cash, (ii) all NewAlliance common stock or (iii) a combination of cash and NewAlliance common stock in the percentages you elect, as consideration for your shares of WBKC common stock, subject to the limitations and proration procedures described in the Merger Agreement, the Proxy Statement and the answer to Question 6 below.

An “Election Form and Letter of Transmittal” is being mailed to each shareholder holding WBKC stock certificates. It is to be used to make a cash and/or stock election and to surrender stock certificates. If you also hold shares with a brokerage firm, you will receive election instructions from that firm.

2.         What is the “Election Form and Letter of Transmittal”?

The enclosed “Election Form and Letter of Transmittal” does two things. First, it lets us know your preferred form of payment for your shares of WBKC common stock (i.e., shares of NewAlliance common stock and/or cash). Second, it allows you to surrender your WBKC stock certificates in order to receive payment for the shares of WBKC common stock you own.

3.         How do I complete the “Election Form and Letter of Transmittal”?

The “Election Form and Letter of Transmittal” is divided into separate sections. Instructions for completing each section are set forth in the “Election Form and Letter of Transmittal,” where applicable.

When completed, please sign and date the “Election Form and Letter of Transmittal” and send it to the Exchange Agent in the enclosed envelope along with your WBKC stock certificates so that you can make your election to receive cash, shares of NewAlliance common stock or a combination of cash and shares. Please see Question 12 for important information concerning transmitting your “Election Form and Letter of Transmittal” to the Exchange Agent. Please note that if your shares are held jointly, signatures of both owners are required.

Consistent with the terms of the Merger Agreement, the “Election Form and Letter of Transmittal” authorizes the Exchange Agent to take all actions necessary to accomplish the delivery of the shares of NewAlliance common stock and/or cash in exchange for your shares of WBKC common stock.

Return your WBKC stock certificate(s) along with the “Election Form and Letter of Transmittal” in the enclosed envelope. Do not sign the back of your stock certificates except in those circumstances described in Instruction No 7, “Special Issuance/Payment Instructions,” of the “Election Form and Letter of Transmittal”.

4.         What happens if I do not return an “Election Form and Letter of Transmittal” or miss the Election Deadline?

If you do not respond prior to 5:00 p.m., New York time, on January 2, 2007, you will be deemed to have made a “No Preference Election” and will receive shares of NewAlliance common stock and/or cash in exchange for your shares of WBKC common stock, subject to the proration procedures in the Merger Agreement. If the holders of more than 50% of the WBKC common stock being exchanged in the merger elect to receive NewAlliance common stock, non-electing WBKC shareholders will receive $23.00 for each share of WBKC common stock owned. If the holder of less than 50% of the WBKC common stock being exchanged elect to receive NewAlliance common stock, non-electing WBKC shareholder will receive (a) shares of NewAlliance common stock, if the number of all non-electing shares is not sufficient to bring the overall number of WBKC shares exchanged for NewAlliance shares to 50% of the total; or (b) a combination of cash and NewAlliance common stock if the number of all non-electing shares is sufficient to bring the overall number of WBKC shares exchanged for NewAlliance shares to 50% of the total. Also, until you submit your WBKC stock certificates, the cash and/or shares of NewAlliance common stock cannot be sent to you.

5.         What are my elections for converting my shares of WBKC common stock?

You can elect, subject to the limitations and proration procedures described in Question 6 to have (i) all of your shares of WBKC common stock converted into NewAlliance common stock, (ii) all of your shares of WBKC common stock converted into cash, or (iii) a percentage of your shares of WBKC common stock converted into NewAlliance common stock and the balance of your shares of WBKC common stock converted into cash.

6.         Am I guaranteed to receive what I ask for on the election form?

NewAlliance cannot ensure that all WBKC shareholders will receive their election choices. The Merger Agreement provides that 50% of the outstanding shares of WBKC common stock will be exchanged for stock and 50% of the outstanding shares of WBKC common stock will be exchanged for cash. When the elections of all WBKC shareholders have been received, NewAlliance will determine the exact amount of cash and/or shares of NewAlliance common stock to be distributed to each WBKC shareholder based on their election choices and the proration procedures described in the Merger Agreement and Proxy Statement. NewAlliance will attempt to comply with the election requests of WBKC shareholders. However, if shareholders owning more than 50% of the outstanding shares of WBKC common stock elect to receive cash, the number of shares of WBKC common stock that will be exchanged for cash will be reduced on a pro rata basis. If shareholders owning more than 50% of the outstanding shares of WBKC common stock elect to receive shares of NewAlliance common stock, the number of shares of WBKC common stock that will be exchanged for NewAlliance common stock will be reduced on a pro rata basis.

7.         If I receive cash, how much cash will I receive for each share of WBKC common stock?

NewAlliance will pay you $23 in cash for each share of WBKC common stock to be exchanged for cash, after taking into account your election and the proration procedures described in the Merger Agreement and Proxy Statement (see Question 6).

8.         If I receive shares of NewAlliance common stock, how many shares will I receive for each share of WBKC common stock?

For each share of WBKC common stock owned for which you elect to receive NewAlliance common stock as merger consideration, you will receive, taking into account the proration procedures described in the Merger Agreement and Proxy Statement (see Question 6), shares of NewAlliance common stock, as follows:

•	If NewAlliance’s average stock price (determined over twenty (20) business days immediately prior to receiving the last regulatory approval of the merger) is greater than $14.70 per share, you will receive 1.5646 shares of NewAlliance common stock for each share of WBKC common stock;

•	If NewAlliance’s average stock price is between $14.70 per share and $13.30 per share, you will receive $23.00 of NewAlliance common stock; or

•	If NewAlliance’s average stock price is less than $13.30 per share, you will receive 1.7293 shares of NewAlliance common stock for each share of WBKC common stock.

On December 4, 2006, the most recent practicable date before the printing of this document, the closing price of NewAlliance’s common stock on the New York Stock Exchange was $16.50.

9.         When can I expect to receive my NewAlliance stock certificates or cash?

We anticipate that you will receive your merger consideration within 15 business days after the later of (1) the Effective Date of the merger and (2) the Exchange Agent’s receipt of a completed “Election Form and Letter of Transmittal” along with your WBKC stock certificate(s).

10.       What if I cannot locate my stock certificate(s)?

Contact Westbank’s Trust Department immediately, Attention: Robert Gibowicz, at (413) 747-1475, or Elaine Bourbonnaise, at (413) 747-1470, for replacement instructions. If your replacement certificate(s) are not received in sufficient time to get them to the Exchange Agent before the Election Deadline, you will be treated as if you did not make an election (see Question 4).

11.       Will I have to pay taxes on the proceeds if my shares are exchanged?

Generally, an exchange involving cash will be treated as a transaction in which gain or loss will be recognized. You will not recognize gain or loss if you exchange your shares of WBKC common stock solely for NewAlliance common stock except to the extent of any cash received in lieu of a fractional share of NewAlliance common stock. You should refer to the discussion of “PROPOSAL ONE-THE MERGER – Material Federal Income Tax Consequences” in the Proxy Statement. Because individual circumstances may differ, you should consult your tax advisor for a complete understanding of the tax effects of the merger to you, including the application and effect of foreign, state, local or other tax laws.

12.       How should I send in my signed documents and stock certificates?

An envelope addressed to the Exchange Agent is enclosed with this package. You may use this envelope to return your “Election Form and Letter of Transmittal,” your WBKC stock certificates, and any additional documentation that may be required to make your election complete. If you do not have the envelope, you may send the “Election Form and Letter of Transmittal” and any additional documentation to: American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038. If you are mailing stock certificates, we recommend that they be sent (using the return envelope provided) registered mail, properly insured, with return receipt requested. You may instead choose to send your documentation to the Exchange Agent by an overnight delivery service, also properly insured. The amount of insurance that may be purchased from overnight delivery services may be greater than is available if you send the documents by mail. Please do not return any documents to WBKC or NewAlliance.

Until your WBKC stock certificates are actually received by the Exchange Agent, delivery is not effected. You hold title to the certificates and you bear the risk of loss.

13.        Are there any fees associated with the exchange?

There are no fees associated with the exchange unless you need to replace missing stock certificates or request a check or certificate representing NewAlliance common stock in a name(s) other than your name.

14.        How do I change my address on the “Election Form and Letter of Transmittal”?

Mark through any incorrect address information that is printed on the front of the “Election Form and Letter of Transmittal.” Clearly print the correct address in the area beside the printed information. If you would like to receive your payment under the merger at a different address from that imprinted on the front of the “Election Form and Letter of Transmittal”, please complete the box entitled “Special Delivery Instructions” on the “Election Form and Letter of Transmittal.”

15.       What do I do if:

(a)	I want to change the name on my certificate?

(b)	I want to have my check made payable to someone else?

(c)	The owner or co-owner of the shares is deceased?

Please complete the “Special Issuance/Payment Instructions” in the “Election Form and Letter of Transmittal” in order to transfer the shares or cash to someone else.

16.        May I continue to trade my WBKC shares after I surrender my stock certificate(s)?

No. Once you submit your stock certificates, you may no longer trade your shares, though the stock will continue to trade until the merger is effective.

17.        Can I revoke my election?

Any election may be revoked until 5:00 p.m., New York time, on January 2, 2007. To revoke or change an election, a written notice of revocation must (a) specify the name of the shareholder having made the election to be revoked and (b) be signed by the shareholder in the same manner as the original signature on the “Election Form and Letter of Transmittal” by which such election was made. A new election may be made by submitting a new “Election Form and Letter of Transmittal.”

18.        Who do I call if I have additional questions?

You may contact Morrow & Co., Inc., at 1-800-607-0088.

DELIVERY INSTRUCTIONS

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Operations Center
Attn: Reorganization Department	Attn: Reorganization Department
P.O. Box 2042	6201 15th Avenue
New York, New York 10272-2042	Brooklyn, New York 11219

INSTRUCTIONS
(Please read carefully the instructions below)

1.     Election Deadline: For any election contained herein to be considered, this Election Form and Letter of Transmittal, properly completed and signed, together with the related Westbank Corporation (“WBKC”) common stock certificates, must be received by the Exchange Agent at the address on the front of this Election Form and Letter of Transmittal no later than 5:00 P.M., NEW YORK TIME, ON JANUARY 2, 2007. The Exchange Agent, in its sole discretion, will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

2.      Revocation or Change of Election Form: Any Election Form and Letter of Transmittal may be revoked or changed by written notice from the person submitting such form to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

3.      Surrender of Certificate(s), Lost Certificate(s): For any election contained herein to be effective, this Election Form and Letter of Transmittal must be accompanied by the certificate(s) evidencing your shares and any required accompanying evidences of authority. If your certificate(s) has been lost, stolen, misplaced or destroyed, contact Robert Gibowicz, at (413) 747-1475, or Elaine Bourbonnaise, at (413) 747-1470, of Westbank’s Trust Department, prior to submitting this Election Form and Letter of Transmittal.

4.      Termination of Merger: In the event of termination of the Merger Agreement, the Exchange Agent will promptly return stock certificates representing shares of WBKC common stock via registered mail. The Exchange Agent and WBKC will use their commercially reasonable efforts to facilitate return of WBKC stock certificates in the event of termination of the Merger Agreement, but return of certificates other than by registered mail will only be made at the expense, written direction and risk of the requesting WBKC shareholder, accompanied by a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.

5.      Method of Delivery: Your old certificate(s) and the Election Form and Letter of Transmittal must be sent or delivered to the Exchange Agent. Do not send them to NewAlliance or WBKC. The method of delivery (mail, overnight delivery service) of certificates to be surrendered to the Exchange Agent at the address set forth on the front of the Election Form and Letter of Transmittal is at the option and risk of the surrendering shareholder. Delivery will be deemed effective only when received. If the certificate(s) are sent by mail, registered mail with return receipt requested and properly insured, is suggested. A return envelope is enclosed.

6.      New Certificate/Check Issued In the Same Name: If the new certificate and check are to be issued in the same name as the surrendered certificate(s), the Election Form and Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered. Do not sign the certificate(s) because signatures are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such shares who has not completed the section entitled “Special Issuance/Payment Instructions” or are for the account of an Eligible Institution (as defined below). If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign the Election Form and Letter of Transmittal exactly as written on the face of the certificate(s). If any shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations. Election forms and Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such to the registration must be accompanied by proper evidence of the signer’s authority to act.

7.      Special Issuance/Payment Instructions: If checks and new certificates are to be made payable to or registered in other than the name(s) that appear(s) on the surrendered certificate(s), indicate the name(s) and address in this box. The shareholder(s) named will be considered the record owner(s) and should complete the section entitled “Signatures Required” and the Substitute Form W-9. If the section entitled “Special Issuance/Payment Instructions” is completed then signatures on this Election Form and Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program (each an “Eligible Institution”). If the surrendered certificates are registered in the name of a person other than the signer of this Election Form and Letter of Transmittal, or if issuance is to be made to a person other than the signer of this Election Form and Letter of Transmittal or if the issuance is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

8.      Special Delivery Instructions: If checks and new certificates are to be delivered to other than the name(s) that appear on the surrendered certificate(s) or to the registered holders of the existing certificates at an address other than that appearing on the “Election Form and Letter of Transmittal” indicate the name(s) and address in this box.

9.      Substitute Form W-9: Under the Federal income tax law, a non-exempt shareholder is required to provide the Exchange Agent with such shareholder’s correct Taxpayer Identification Number (“TIN”) on the enclosed Substitute Form W-9. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering shareholder to 30% federal income tax withholding on the payment of any cash. The surrendering shareholder must check the box in Part III if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 30% on all payments to such surrendering shareholders of any cash consideration due for their former shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details of what TIN to give the Exchange Agent.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number(TIN)	Part I - - PLEASE PROVIDE YOUR TIN IN THE SPACE AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security No. or Employer Identification No. ____________________
	Part II - - For Payee exempt from backup withholding, see the enclosed Guidelines For Certificate of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.	Part III Awaiting TIN: ☐
Certification – Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions - You must cross out item (2) above if you have been notified by IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by IRS that you were subject to backup withholding you received another notification from IRS that you are no longer subject to backup withholding, do not cross out item (2).

Also see instructions in the enclosed Guidelines.

PLEASE SIGN HERE	Signature _________________________________________________________________ Date ________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer: - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000; Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000; The table below will help determine the name and number to give the payer.

For this Type of Account		Give the NAME and SOCIAL Security Number of	For this Type of Account		Give the NAME and EMPLOYER Number of

1.	Individual	The individual	6.	A valid trust, estate, or pension trust	The legal entity(4)

2.	Two or more individuals (joint account)	The actual owner of the account or,	7.	Corporate	The corporation
		if combined funds, the first
		individual on the account(1)	8.	Association, club, religious, charitable,	The organization
				educational or other tax-exempt organization

3.	Custodian account of a minor (Uniform Gift to	The minor(2)	9.	Partnership	The partnership
	Minors Act)
			10.	A broker or registered nominee	The broker or nominee

4.	a. The usual revocable savings trust	The grantor-trust(1)	11.	Account with the Department of Agriculture	The public entity
	account (grantor is also trustee)			in the name of a public entity (such as a
	b. So-called trust account that is not a	The actual owner(1)		state or local government, school district,
	legal or valid trust under state law			or prison) that receives agricultural program
				payments
5.	Sole proprietorship	The owner(3)

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If the name is circled when there is more than one name listed, the number will be considered to be that of first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number: If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding include the following:
•
An organization exempt from tax under section 501(a), or an individual retirement account, or a custodial account under section 401(b)(7) if the account satisfied the requirements of section 401(f)(2).

•	The United States or any of its agencies or instrumentalities thereof.
•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities thereof.
•	A foreign government or any of its political subdivisions, agencies or instrumentalities thereof.
•	An international organization or any of its agencies or instrumentalities thereof.
Other payees that may be exempt from back up withholding include:
•	A corporation or real estate investment trust.
•	A financial institution.
•	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.
•	A common trust fund operated by a bank under section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank of issue.
•	A middleman known in the investment community as a nominee or custodian.
•	A trust exempt from tax under section 664 or described in section 4947.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•	Payment to nonresident aliens stayed to withholding under section 1441.
•	Payment to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
•	Payment of patronage dividends where the amount received is not paid in money.
•	Payment made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.
Payments of interest not generally subject to backup withholding include the following:
•
Payment of interest on obligations issue by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payment of tax-exempt interest (including exempt-interest dividends under section 852).
•	Payment described in section 6049(b)(5) to nonresident aliens.
•	Payment on tax-free covariant bonds under section 1451.
•	Payment made by certain foreign organizations.
•	Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A and 6050N and their regulations.

Privacy Act Notice – Section 6109 requires you to give your taxpayer identification numbers to payers who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 29% of taxable interest, dividends, and curtail other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1)     Penalties for Failure to Furnish Taxpayer Identification Number – If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2)     Civil Penalty for False Information with Respect to Withholding – If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject o a penalty of $500.
(3)     Criminal Penalties for Falsifying Information – Willfully falsifying certifications or affirmation may subject you to criminal penalties including fines or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

NOTICE OF GUARANTEED DELIVERY
OF
SHARES OF COMMON STOCK
OF WESTBANK CORPORATION

This form, or a facsimile hereof, must be used in connection with your election if:

1.	The certificates for the shares of common stock of Westbank Corporation (“WBKC”) are not immediately available;

2.
Time will not permit the Election Form and Letter of Transmittal (“Election Form”) and other required documents to be delivered to the Exchange Agent on or before 5:00 p.m., New York time, on January 2, 2007 (the “Election Deadline”); or

3.	The procedures for book-entry transfer cannot be completed on a timely basis.

This form and the Election Form may be delivered by hand, mail or facsimile transmission to the Exchange Agent, and must be received by the Exchange Agent on or before the Election Deadline.

The Exchange Agent is:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By Mail or Facsimile:	By Hand:	By Overnight Courier:
American Stock Transfer & Trust Company 59 Maiden Lane Plaza Level New York, NY 10038 Facsimile: (718) 234-5001	American Stock Transfer & Trust Company 59 Maiden Lane Plaza Level New York, NY 10038	American Stock Transfer & Trust Company 6201 15th Ave Brooklyn, NY 11219

Delivery of this form to an address other than as set forth above or transmission via facsimile to a number other than one listed above does not constitute a valid delivery.

The undersigned hereby surrenders to American stock Transfer & Trust Company, the Exchange Agent, upon the terms and subject to the conditions set forth in the Proxy Statement-Prospectus, dated November 3, 2006, and the related Election Form, receipt of which are hereby acknowledged, the number of shares of common stock of WBKC set forth on the reverse side of this Notice of Guaranteed Delivery.

Number of Shares Surrendered:

Certificate Number(s) (if available):

☐ Check Box if Shares Will Be Surrendered by Book-Entry Transfer

DTC Account Number:

Name(s) of Record Holder(s):

Address:

Telephone Number: (____)

Social Security Number or Employer Identification Number:

Dated: __________________________, 2006

____________________________________________

____________________________________________
Signature(s)

GUARANTEE

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby guarantees to deliver to the Exchange Agent certificates representing the shares tendered hereby, in proper form for transfer (or surrender shares pursuant to the procedure for book-entry transfer into the Exchange Agent’s account at The Depository Trust Company), together with (i) a properly completed and duly executed Election Form (or facsimile thereof) with any required signature guarantees, and (ii) any other required document, within three business days after the Election Deadline of 5:00 p.m., New York Time, on January 2, 2007.

Name of Firm: ____________________________________	______________________________
(Authorized Signature)

Address: _________________________________________	Name: ________________________

_______________________________________	Title: _________________________

Telephone Number: (____) __________________________	Dated: _____________, 2006

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. STOCK CERTIFICATES MUST BE SENT WITH THE ELECTION FORM.

This form is not to be used to guarantee signatures. If a signature on the Election Form requires a Medallion Signature Guarantee, such guarantee must appear in the applicable space provided on the Election Form. If you have any questions regarding the election materials, registered shareholders should call Morrow & Co., Inc., WBKC’s information agent, at (800) 607-0088, and banks and brokerage firms should call Morrow & Co., Inc. at (203) 658-9400.

ELECTION INFORMATION
THE RIGHT TO MAKE AN ELECTION WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JANUARY 2, 2007 (THE “EXPIRATION DATE”). THE COMPANIES ANTICIPATE THE MERGER ALSO TO OCCUR ON OR ABOUT JANUARY 2, 2007.

To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:

On December 13, 2006, shareholders of Westbank Corporation (“WBKC”) will vote on approval of the Agreement and Plan of Merger, dated July 18, 2006, by and among NewAlliance Bancshares, Inc. (“NewAlliance”), NewAlliance Bank, WBKC and Westbank (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement that is attached as Appendix A to the November 3, 2006 Proxy Statement-Prospectus, which has been separately received by WBKC shareholders of record as of October 23, 2006, WBKC shareholders have the following election options, subject to certain limitations:

1.
STOCK PERCENTAGE – For each share of WBKC common stock owned for which the holder elects to receive NewAlliance common stock as merger consideration, WBKC shareholders will receive shares of NewAlliance common stock, as follows:

•  If NewAlliance’s average stock price (determined over twenty (20) business days immediately prior to receiving the last regulatory approval of the merger) is greater than $14.70 per share, WBKC shareholders will receive 1.5646 shares of NewAlliance common stock for each share of WBKC common stock;

• If NewAlliance’s average stock price is between $14.70 per share and $13.30 per share, WBKC shareholders will receive $23.00 of NewAlliance common stock; or

• If NewAlliance’s average stock price is less than $13.30 per share, WBKC shareholders will receive 1.7293 shares of NewAlliance common stock for each share of WBKC common stock.

On December 4, 2006, the most recent practicable date before the printing of this document, the closing price of NewAlliance’s common stock on the New York Stock Exchange was $16.50.

The number of shares of NewAlliance common stock to be received by WBKC shareholders is subject to the proration procedures described in the Merger Agreement in the event that more or less than 50% of the merger consideration elected by WBKC shareholder is for NewAlliance common stock. No Fractional shares will be issued, and WBKC shareholders will receive a cash payment in lieu of fractional shares.

CASH PERCENTAGE – For each share of WBKC common stock owned for which the holder does not elect to receive NewAlliance common stock as merger consideration, WBKC shareholders will receive $23.00, subject to the proration procedures described in the Merger Agreement in the event that more or less than 50% of the merger consideration elected by WBKC shareholders is for cash.

2.	NO ELECTION OR NO PREFERENCE ELECTION – WBKC shareholders who make the “No Preference” election or who fail to make a proper election, will receive merger consideration as follows:

•
If the holders of more than 50% of the WBKC common stock being exchanged in the merger elect to receive NewAlliance common stock, non-electing WBKC shareholders will receive $23.00 for each share of WBKC common stock owned;

•
If the holders of less than 50% of the WBKC common stock being exchanged elect to receive NewAlliance common stock, non-electing WBKC shareholders will receive (a) the number of shares of NewAlliance common stock determined in No. 1 above for each share of WBKC common stock owned if the number of all shares failing to make an election is not sufficient to bring the overall number of WBKC shareholders exchanged for shares of NewAlliance common stock to 50% of the total; or (b) a combination of cash and NewAlliance common stock if the holders of the number of all shares failing to make an election is sufficient to bring the overall number of WBKC shares being exchanged for NewAlliance shares to 50% of the total.

If no option is chosen on the Election Form it will be treated as a “No Preference Election” and the consideration will be provided under the terms of Option 2 above.

NewAlliance cannot ensure that any WBKC shareholder who makes an election will receive their election choice. The Merger Agreement provides that 50% of the outstanding shares of WBKC common stock will be exchanged for stock and 50% of the outstanding shares of WBKC common stock will be exchanged for cash. When the elections of all WBKC shareholders have been received, NewAlliance will determine the exact amount of cash and/or shares of NewAlliance common stock to be distributed to WBKC shareholders based on their election choices and the proration procedure described in the Merger Agreement and Proxy Statement. NewAlliance will attempt to comply with the election requests of WBKC shareholders. However, if shareholders elect that more than 50% of the outstanding shares of WBKC common stock receive cash, the aggregate number of shares of WBKC common stock that will be exchanged for cash will be reduced to 50% on a pro rata basis. If shareholders owning more than 50% of the outstanding shares of WBKC common stock elect to receive shares of NewAlliance common stock, the aggregate number of shares of WBKC common stock that will be exchanged for NewAlliance common stock will be reduced to 50% on a pro rata basis.

For your information and for forwarding to those of your clients for whom you hold shares registered in your name or in the name of your nominee, we are enclosing the following documents:

1.
The Election Form and Letter of Transmittal, in a booklet form, together with information in a “frequently asked questions” format and instructions, that enables a registered shareholder to make his or her election and surrender his or her WBKC stock certificates. The booklet also contains a Substitute Form W-9 to certify the shareholder’s taxpayer identification/social security number and guidelines for completing the Substitute Form W-9.

2.
A Notice of Guaranteed Delivery to be used by brokers, dealers and other nominees to make an election if the procedures for delivering the necessary certificates representing shares of WBKC common stock cannot be completed on a timely basis.

3.	A proposed client letter, which you may wish to use to obtain election instructions from your clients.

YOUR PROMPT ACTION IS REQUIRED. PLEASE CONTACT YOUR CLIENTS AS SOON AS POSSIBLE. PLEASE NOTE THAT THE RIGHT TO MAKE AN ELECTION WILL EXPIRE 5:00 P.M. NEW YORK TIME ON JANUARY 2, 2007.

For an election to be valid, a duly executed and properly completed election form (or facsimile thereof) including any required signature guarantees and any other documents should be sent to American Stock Transfer & Trust Company (the “Exchange Agent”), together with either certificate(s) representing surrendered shares or timely combination of their book-entry transfer, in accordance with the instructions contained in the Notice of Guaranteed Delivery.

Shareholders whose certificate(s) are not immediately available or who cannot deliver such certificate(s) and all other documents to the Exchange Agent, or who cannot complete the procedures for book-entry transfer, prior to the Expiration Date must surrender their shares according to the procedure for guaranteed delivery set forth in the enclosed Notice of Guaranteed Delivery.

No fees or commissions will be payable by WBKC or NewAlliance, or any officer, director, shareholder, agent, or other representative of WBKC or NewAlliance, to any broker, dealer or other person for soliciting surrender of shares pursuant to the election (other than fees paid to the Exchange Agent for services in connection with the election and exchange process). NewAlliance will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients whose shares are held by you as a nominee or in a fiduciary capacity.

Any inquiries you may have with respect to the election should be addressed to Morrow & Company, Inc., WBKC’s information agent, at 1-203-658-9400. Additional copies of the enclosed materials may be obtained by contacting Morrow & Co., Inc.

NEWALLIANCE BANCSHARES, INC.

Peyton R. Patterson
Chairman, President and CEO

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE THE APPOINTMENT OF YOU OR ANY PERSON AS AN AGENT OF WESTBANK CORPORATION, NEWALLIANCE BANCSHARES, INC., AMERICAN STOCK TRANSFER, & TRUST COMPANY, OR ANY AFFILIATE OF ANY OF THE FOREGOING, OR TO AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE ELECTION OTHER THAN THE USE OF THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

ELECTION INFORMATION
THE RIGHT TO MAKE AN ELECTION WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JANUARY 2, 2007. THE TIME AND DATE OF THE EXPIRATION OF THE ELECTION PERIOD IS HEREIN REFERRED TO AS THE “ELECTION DEADLINE.” UNLESS WE HAVE OTHERWISE ADVISED YOU OF AN EARLIER PROCESSING DEADLINE, IT IS IMPERATIVE THAT WE RECEIVE YOUR INSTRUCTIONS PRIOR TO THE ELECTION DEADLINE IN ORDER TO PROPERLY FULFILL YOUR INSTRUCTIONS.

To Our Clients:

On December 13, 2006, shareholders of Westbank Corporation (“WBKC”) will vote on approval of the Agreement and Plan of Merger, dated July 18, 2006, by and among NewAlliance Bancshares, Inc. (“NewAlliance”), NewAlliance Bank, WBKC and Westbank (the “Merger Agreement”). If approved, the effective date of the merger is expected to be on or about January 2, 2007.

Pursuant to the terms of the Merger Agreement, which are more fully explained in the Proxy Statement-Prospectus dated, November 3, 2006 (the “Proxy Statement”), you have the following election options, subject to certain limitations.

1.
STOCK PERCENTAGE – For each share of WBKC common stock owned for which the holder elects to receive NewAlliance common stock as merger consideration, WBKC shareholders will receive shares of NewAlliance common stock, as follows:

•  If NewAlliance’s average stock price (determined over twenty (20) business days immediately prior to receiving the last regulatory approval of the merger) is greater than $14.70 per share, WBKC shareholders will receive 1.5646 shares of NewAlliance common stock for each share of WBKC common stock;

• If NewAlliance’s average stock price is between $14.70 per share and $13.30 per share, WBKC shareholders will receive $23.00 of NewAlliance common stock; or

• If NewAlliance’s average stock price is less than $13.30 per share, WBKC shareholders will receive 1.7293 shares of NewAlliance common stock for each share of WBKC common stock.

On December 4, 2006, the most recent practicable date before the printing of this document, the closing price of NewAlliance’s common stock on the New York Stock Exchange was $16.50.

The number of shares of NewAlliance common stock to be received by WBKC shareholders is subject to the proration procedures described in the Merger Agreement in the event that more or less than 50% of the merger consideration elected by WBKC shareholder is for NewAlliance common stock. No Fractional shares will be issued, and WBKC shareholders will receive a cash payment in lieu of fractional shares.

CASH PERCENTAGE – For each share of WBKC common stock owned for which the holder does not elect to receive NewAlliance common stock as merger consideration, WBKC shareholders will receive $23.00, subject to the proration procedures described in the Merger Agreement in the event that more or less than 50% of the merger consideration elected by WBKC shareholders is for cash.

2.	NO ELECTION OR NO PREFERENCE ELECTION – WBKC shareholders who make the “No Preference” election or who fail to make a proper election, will receive merger consideration as follows:

•
If the holders of more than 50% of the WBKC common stock being exchanged in the merger elect to receive NewAlliance common stock, non-electing WBKC shareholders will receive $23.00 for each share of WBKC common stock owned;

•
If the holders of less than 50% of the WBKC common stock being exchanged elect to receive NewAlliance common stock, non-electing WBKC shareholders will receive (a) the number of shares of NewAlliance common stock determined in No. 1 above for each share of WBKC common stock owned if the number of all shares failing to make an election is not sufficient to bring the overall number of WBKC shareholders exchanged for shares of NewAlliance common stock to 50% of the total; or (b) a combination of cash and NewAlliance common stock if the holders of the number of all shares failing to make an election is sufficient to bring the overall number of WBKC shares being exchanged for NewAlliance shares to 50% of the total.

If no option is chosen, your Election Form will be treated as a No Preference Election and the consideration will be provided under the terms of Option 2 above.

Because we are the holder of record for your shares, only we can make an election for your shares in accordance with your instructions. Please instruct us on how to exchange your Westbank Corporation common stock for cash or shares of NewAlliance common stock. If you do not make an election, we will not make an election for you and you will be deemed to have made a “No Preference Election” under the terms of Option 2 above.

Please note the following:

•
The Election Deadline is 5:00 p.m., New York time, on January 2, 2007. The companies anticipate that the effective date of the merger also will occur on or about January 2, 2006. Unless we have otherwise advised you of an earlier processing deadline, it is imperative that we receive your instructions prior to the Election Deadline.

•
If you miss our processing deadline, we may be unable to comply with your election preference. NewAlliance will determine whether cash or shares of NewAlliance common stock will be distributed to you in its sole discretion.

•
NewAlliance cannot ensure that any WBKC shareholder who makes an election will receive their election choice. The Merger Agreement provides that 50% of the outstanding shares of WBKC common stock will be exchanged for stock and 50% of the outstanding shares of WBKC common stock will be exchanged for cash. When the elections of all WBKC shareholders have been received, NewAlliance will determine the exact amount of cash and/or shares of NewAlliance common stock to be distributed to WBKC shareholders based on their election choices and the proration procedures described in the Merger Agreement and the Proxy Statement. NewAlliance will attempt to comply with the election requests of WBKC shareholders. However, if shareholders elect that more than 50% of the outstanding shares of WBKC common stock receive cash, the aggregate number of shares of WBKC common stock that will be exchanged for cash will be reduced to 50% on a pro rata basis. If shareholders owning more than 50% of the outstanding shares of WBKC common stock elect to receive shares of NewAlliance common stock, the aggregate number of shares of WBKC common stock that will be exchanged for NewAlliance common stock will be reduced to 50% on a pro rata basis.

•
An exchange for cash will be treated as a sale of stock. Because individual circumstances may differ, you should consult your tax advisor to determine the tax effects of the merger, including the application and effect of foreign, federal, state, local or other tax laws.

Please provide your signed instructions below:

ELECTION OPTIONS (Check the STOCK ELECTION PERCENTAGE box and fill in the percentage of your WBKC shares of common stock you wish to be converted into NewAlliance common stock. You may choose any percentage from and including 100% to and including 0%. If you choose an amount less than 100%, you will be electing that the balance of your shares will be converted to $23.00 cash per share of WBKC common stock.)

☐	STOCK PERCENTAGE ELECTION - _________% of the WBKC shares of common stock converted into NewAlliance common stock, subject to the proration procedures in the Merger Agreement, as follows:

•       If NewAlliance’s average stock price (determined over twenty (20) business days immediately prior to receiving the last regulatory approval of the merger) is greater than $14.70 per share, each share of WBKC common stock will be converted into 1.5646 shares of NewAlliance common;

• If NewAlliance’s average stock price is between $14.70 per share and $13.30 per share, each share of WBKC common stock will be converted into $23.00 of NewAlliance common stock; or

• If NewAlliance’s average stock price is less than $13.30 per share, each share of WBKC common stock will be converted into 1.7293 shares of NewAlliance common stock.

No fractional shares will be issued and you will receive a cash payment in lieu of fractional shares.

CASH PERCENTAGE – Each share of your WBKC common stock not included in the percentage elected above for conversion to NewAlliance common stock will be converted into a cash payment of $23.00 per share, subject to the proration procedures in the Merger Agreement.

☐	NO PREFERENCE ELECTION – Each share of WBKC common stock converted into NewAlliance common stock and/or a cash payment of $23.00 per share, subject to the proration procedures in the Merger Agreement.

Account Number ______________________________

If you do not elect one of these options, the Exchange Agent will treat you as a “No Preference Election.”

___________________	___________________	____________
Signature of Shareholder	Signature of Shareholder	Phone Number

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION AND RISK OF THE ELECTING SHAREHOLDER. IF DELIVERED BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR BROKER OR FINANCIAL ADVISOR DIRECTLY.

PROMPT ACTION IS REQUESTED.

TO SHAREHOLDERS OF WESTBANK CORPORATION

ELECTION AND TRANSMITTAL INFORMATION BOOKLET

This information booklet from NewAlliance Bancshares, Inc. (“NewAlliance”) is provided to shareholders of Westbank Corporation (“WBKC”). It answers frequently asked questions, briefly describes your options and provides information and instructions on how to make your election and submit your WBKC stock certificates. We urge you to read the instructions to the enclosed “Election Form and Letter of Transmittal” carefully and review the Frequently Asked Questions below, as well as the Proxy Statement-Prospectus, dated November 3, 2006 (the “Proxy Statement”), which you received previously in connection with WBKC’s special meeting of shareholders to be held on December 13, 2006. After reviewing this material, please complete the “Election Form and Letter of Transmittal” and send it in the enclosed envelope to NewAlliance’s Exchange Agent, American Stock Transfer & Trust Company (the “Exchange Agent”). If you have additional questions after reading this material, you should contact Morrow & Co., Inc., WBKC’s information agent at (800) 607-0088.

The deadline for receipt of your “Election Form and Letter of Transmittal” is 5:00 p.m., New York time, on January 2, 2007 (the “Election Deadline”). We anticipate that the merger will also occur on or about January 2, 2007 (the “Effective Date”).

FREQUENTLY ASKED QUESTIONS

1.         Why have I been sent an “Election Form and Letter of Transmittal”?

On December 13, 2006, the shareholders of WBKC are expected to consider approval of the Agreement and Plan of Merger, dated July 18, 2006, by and among NewAlliance, NewAlliance Bank, WBKC, and Westbank (the “Merger Agreement”), a copy of which is attached as Appendix A to the Proxy Statement. Under the Merger Agreement, you, as a WBKC shareholder, have the option to elect to receive (i) all cash, (ii) all NewAlliance common stock or (iii) a combination of cash and NewAlliance common stock in the percentages you elect, as consideration for your shares of WBKC common stock, subject to the limitations and proration procedures described in the Merger Agreement, the Proxy Statement and the answer to Question 6 below.

An “Election Form and Letter of Transmittal” is being mailed to each shareholder holding WBKC stock certificates. It is to be used to make a cash and/or stock election and to surrender stock certificates. If you also hold shares with a brokerage firm, you will receive election instructions from that firm.

2.         What is the “Election Form and Letter of Transmittal”?

The enclosed “Election Form and Letter of Transmittal” does two things. First, it lets us know your preferred form of payment for your shares of WBKC common stock (i.e., shares of NewAlliance common stock and/or cash). Second, it allows you to surrender your WBKC stock certificates in order to receive payment for the shares of WBKC common stock you own.

3.         How do I complete the “Election Form and Letter of Transmittal”?

The “Election Form and Letter of Transmittal” is divided into separate sections. Instructions for completing each section are set forth in the “Election Form and Letter of Transmittal,” where applicable.

When completed, please sign and date the “Election Form and Letter of Transmittal” and send it to the Exchange Agent in the enclosed envelope along with your WBKC stock certificates so that you can make your election to receive cash, shares of NewAlliance common stock or a combination of cash and shares. Please see Question 12 for important information concerning transmitting your “Election Form and Letter of Transmittal” to the Exchange Agent. Please note that if your shares are held jointly, signatures of both owners are required.

Consistent with the terms of the Merger Agreement, the “Election Form and Letter of Transmittal” authorizes the Exchange Agent to take all actions necessary to accomplish the delivery of the shares of NewAlliance common stock and/or cash in exchange for your shares of WBKC common stock.

Return your WBKC stock certificate(s) along with the “Election Form and Letter of Transmittal” in the enclosed envelope. Do not sign the back of your stock certificates except in those circumstances described in Instruction No 7, “Special Issuance/Payment Instructions,” of the “Election Form and Letter of Transmittal”.

4.         What happens if I do not return an “Election Form and Letter of Transmittal” or miss the Election Deadline?

If you do not respond prior to 5:00 p.m., New York time, on January 2, 2007, you will be deemed to have made a “No Preference Election” and will receive shares of NewAlliance common stock and/or cash in exchange for your shares of WBKC common stock, subject to the proration procedures in the Merger Agreement. If the holders of more than 50% of the WBKC common stock being exchanged in the merger elect to receive NewAlliance common stock, non-electing WBKC shareholders will receive $23.00 for each share of WBKC common stock owned. If the holder of less than 50% of the WBKC common stock being exchanged elect to receive NewAlliance common stock, non-electing WBKC shareholder will receive (a) shares of NewAlliance common stock, if the number of all non-electing shares is not sufficient to bring the overall number of WBKC shares exchanged for NewAlliance shares to 50% of the total; or (b) a combination of cash and NewAlliance common stock if the number of all non-electing shares is sufficient to bring the overall number of WBKC shares exchanged for NewAlliance shares to 50% of the total. Also, until you submit your WBKC stock certificates, the cash and/or shares of NewAlliance common stock cannot be sent to you.

5.         What are my elections for converting my shares of WBKC common stock?

You can elect, subject to the limitations and proration procedures described in Question 6 to have (i) all of your shares of WBKC common stock converted into NewAlliance common stock, (ii) all of your shares of WBKC common stock converted into cash, or (iii) a percentage of your shares of WBKC common stock converted into NewAlliance common stock and the balance of your shares of WBKC common stock converted into cash.

6.         Am I guaranteed to receive what I ask for on the election form?

NewAlliance cannot ensure that all WBKC shareholders will receive their election choices. The Merger Agreement provides that 50% of the outstanding shares of WBKC common stock will be exchanged for stock and 50% of the outstanding shares of WBKC common stock will be exchanged for cash. When the elections of all WBKC shareholders have been received, NewAlliance will determine the exact amount of cash and/or shares of NewAlliance common stock to be distributed to each WBKC shareholder based on their election choices and the proration procedures described in the Merger Agreement and Proxy Statement. NewAlliance will attempt to comply with the election requests of WBKC shareholders. However, if shareholders owning more than 50% of the outstanding shares of WBKC common stock elect to receive cash, the number of shares of WBKC common stock that will be exchanged for cash will be reduced on a pro rata basis. If shareholders owning more than 50% of the outstanding shares of WBKC common stock elect to receive shares of NewAlliance common stock, the number of shares of WBKC common stock that will be exchanged for NewAlliance common stock will be reduced on a pro rata basis.

7.         If I receive cash, how much cash will I receive for each share of WBKC common stock?

NewAlliance will pay you $23 in cash for each share of WBKC common stock to be exchanged for cash, after taking into account your election and the proration procedures described in the Merger Agreement and Proxy Statement (see Question 6).

8.         If I receive shares of NewAlliance common stock, how many shares will I receive for each share of WBKC common stock?

For each share of WBKC common stock owned for which you elect to receive NewAlliance common stock as merger consideration, you will receive, taking into account the proration procedures described in the Merger Agreement and Proxy Statement (see Question 6), shares of NewAlliance common stock, as follows:

•	If NewAlliance’s average stock price (determined over twenty (20) business days immediately prior to receiving the last regulatory approval of the merger) is greater than $14.70 per share, you will receive 1.5646 shares of NewAlliance common stock for each share of WBKC common stock;

•	If NewAlliance’s average stock price is between $14.70 per share and $13.30 per share, you will receive $23.00 of NewAlliance common stock; or

•	If NewAlliance’s average stock price is less than $13.30 per share, you will receive 1.7293 shares of NewAlliance common stock for each share of WBKC common stock.

On December 4, 2006, the most recent practicable date before the printing of this document, the closing price of NewAlliance’s common stock on the New York Stock Exchange was $16.50.

9.         When can I expect to receive my NewAlliance stock certificates or cash?

We anticipate that you will receive your merger consideration within 15 business days after the later of (1) the Effective Date of the merger and (2) the Exchange Agent’s receipt of a completed “Election Form and Letter of Transmittal” along with your WBKC stock certificate(s).

10.       What if I cannot locate my stock certificate(s)?

Contact Westbank’s Trust Department immediately, Attention: Robert Gibowicz, at (413) 747-1475, or Elaine Bourbonnaise, at (413) 747-1470, for replacement instructions. If your replacement certificate(s) are not received in sufficient time to get them to the Exchange Agent before the Election Deadline, you will be treated as if you did not make an election (see Question 4).

11.       Will I have to pay taxes on the proceeds if my shares are exchanged?

Generally, an exchange involving cash will be treated as a transaction in which gain or loss will be recognized. You will not recognize gain or loss if you exchange your shares of WBKC common stock solely for NewAlliance common stock except to the extent of any cash received in lieu of a fractional share of NewAlliance common stock. You should refer to the discussion of “PROPOSAL ONE-THE MERGER – Material Federal Income Tax Consequences” in the Proxy Statement. Because individual circumstances may differ, you should consult your tax advisor for a complete understanding of the tax effects of the merger to you, including the application and effect of foreign, state, local or other tax laws.

12.       How should I send in my signed documents and stock certificates?

An envelope addressed to the Exchange Agent is enclosed with this package. You may use this envelope to return your “Election Form and Letter of Transmittal,” your WBKC stock certificates, and any additional documentation that may be required to make your election complete. If you do not have the envelope, you may send the “Election Form and Letter of Transmittal” and any additional documentation to: American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038. If you are mailing stock certificates, we recommend that they be sent (using the return envelope provided) registered mail, properly insured, with return receipt requested. You may instead choose to send your documentation to the Exchange Agent by an overnight delivery service, also properly insured. The amount of insurance that may be purchased from overnight delivery services may be greater than is available if you send the documents by mail. Please do not return any documents to WBKC or NewAlliance.

Until your WBKC stock certificates are actually received by the Exchange Agent, delivery is not effected. You hold title to the certificates and you bear the risk of loss.

13.        Are there any fees associated with the exchange?

There are no fees associated with the exchange unless you need to replace missing stock certificates or request a check or certificate representing NewAlliance common stock in a name(s) other than your name.

14.        How do I change my address on the “Election Form and Letter of Transmittal”?

Mark through any incorrect address information that is printed on the front of the “Election Form and Letter of Transmittal.” Clearly print the correct address in the area beside the printed information. If you would like to receive your payment under the merger at a different address from that imprinted on the front of the “Election Form and Letter of Transmittal”, please complete the box entitled “Special Delivery Instructions” on the “Election Form and Letter of Transmittal.”

15.       What do I do if:

(a)	I want to change the name on my certificate?

(b)	I want to have my check made payable to someone else?

(c)	The owner or co-owner of the shares is deceased?

Please complete the “Special Issuance/Payment Instructions” in the “Election Form and Letter of Transmittal” in order to transfer the shares or cash to someone else.

16.        May I continue to trade my WBKC shares after I surrender my stock certificate(s)?

No. Once you submit your stock certificates, you may no longer trade your shares, though the stock will continue to trade until the merger is effective.

17.        Can I revoke my election?

Any election may be revoked until 5:00 p.m., New York time, on January 2, 2007. To revoke or change an election, a written notice of revocation must (a) specify the name of the shareholder having made the election to be revoked and (b) be signed by the shareholder in the same manner as the original signature on the “Election Form and Letter of Transmittal” by which such election was made. A new election may be made by submitting a new “Election Form and Letter of Transmittal.”

18.        Who do I call if I have additional questions?

You may contact Morrow & Co., Inc., at 1-800-607-0088.

DELIVERY INSTRUCTIONS

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Operations Center
Attn: Reorganization Department	Attn: Reorganization Department
P.O. Box 2042	6201 15th Avenue
New York, New York 10272-2042	Brooklyn, New York 11219